GENERAL	12 Months Ended
Dec. 31, 2015
GENERAL [Abstract]
GENERAL
NOTE 1:	GENERAL

a.	Organization:

Gilat Satellite Networks Ltd. (the "Company" or "Gilat") and its subsidiaries (the "Group") is a global provider of end-to-end broadband satellite communication (“Satcom”) network solutions and services. The Group designs, manufactures and provides full network management and equipment for Satcom as well as professional services to satellite operators and service providers worldwide. The equipment consists of very small aperture terminals (“VSATs”), solid-state power amplifiers (“SSPAs”), block up converters (“BUCs”), low-profile antennas and on-the-Move/on-the-Pause terminals.  VSATs are earth-based terminals that transmit and receive broadband internet, voice, data and video via satellite. In addition, the Company provides integrated small cell solutions with its satellite backhaul for the cellular market. Gilat also provides connectivity services, internet access and telephony, to enterprise, government and residential customers over its own networks and also over networks which Gilat installs based on Build Operate Transfer (BOT). Additionally, the Company builds telecommunication infrastructure, typically using fiber-optic and wireless technologies for broadband connectivity.

Gilat was incorporated in Israel in 1987 and launched its first generation VSAT in 1989.

The Company's business is managed and reported as three separate reportable segments, consisting of the Company's Commercial, Mobility and Services Divisions. As to company's customers, geographic and segment information, see note 14.

b.	Goodwill impairment:

The continuing pressure on the Department of Defense (“DoD”) budget in the United State along with delayed orders from other clients as well as other factors, resulted in a decline in revenues and operational results of the Mobility Division during the nine months ended September 30, 2015, compared to budget and prior year's results. As of September 30, 2015, these factors were considered by the Company as indicators of a potential impairment of the Mobility Division's tangible assets, intangible assets and goodwill.

In accordance with ASC 350, “Intangible – Goodwill and Other” (“ASC 350”), following the identification of the impairment indicators, the Company performed a goodwill impairment test for the two reporting units in the Mobility Division as of September 30, 2015, using the income approach to value the reporting units' fair value. The impairment test resulted in a goodwill impairment of $ 20,402 attributable to the Wavestream reporting unit. This impairment was recorded as part of “Goodwill impairment” in the statement of operations.

The material assumptions used for the income approach were five (5) years of projected cash flows, a long-term growth rate of 4% and discount rate of 13%.

In addition, the Company performed its annual goodwill impairment test procedures as of December 31, 2015. No additional impairment loss was recorded in 2015 as a result of such procedures.

Following the impairment indicators mentioned above, the Company also evaluated the recoverability of the Mobility reporting units' tangible and intangible assets based on the updated future undiscounted cash flows expected to be generated by the assets in accordance with ASC 360 "Property, Plant and Equipment" (“ASC 360"). The projected undiscounted cash flows as of September 30, 2015 indicated that the assets are recoverable and an impairment loss does not exist.

c.	Impairment of long-lived assets in Colombia:

Most of the activity of Gilat Colombia, a fully owned subsidiary of Gilat, consists of operating subsidized projects for the governmental authority (see also note 2c). During 2015, Gilat Colombia encountered higher than expected expenses related to its subsidized project for the governmental authority, which resulted in operating and cash flow losses from this project. The Company considered these losses, combined with its projections for continuing losses from this project, as indicators of potential impairment of Gilat Colombia's long-lived assets and led the Company to evaluate the recoverability of those assets based on the future undiscounted cash flows expected to be generated by the assets. Following the recoverability test, the Company came to the conclusion that the long lived assets are not recoverable and an impairment loss was calculated based on the excess of the carrying amount of the long-lived assets over the long-lived assets fair value. The Company identified an impairment loss of property and equipment, net and long-term deferred charges, which are part of “other assets” in the balance sheet, in the amount of $4,106 and $6,031, respectively. The total impairment loss in the amount of $ 10,137 was recorded as part of "Impairment of long lived assets” in the statement of operations and is attributed to the Service Division.

d.	Discontinued Operation:

On December 2, 2013, the Company sold its subsidiary, Spacenet Inc. (“Spacenet”), to SageNet of Tulsa, LLC for approximately $ 16,000, subject to certain post-closing adjustments and expenses. The Company recorded a loss of $ 1,385 as a result of this sale. The Company previously provided managed network communications services through Spacenet utilizing satellite wireline and wireless networks and associated technology mainly in the United States. Spacenet was sold in order to allow the Company to better focus its assets and management attention on its core business strategy and strategic target markets. During 2015 and 2014, some of the post-closing adjustments were resolved and consequently the Company incurred additional expenses of $200 and $795, respectively, related to those adjustments. These additional expenses are accounted as discontinued operations. Spacenet was previously part of the Services Division.

The results of the discontinued operations for the years ended December 31, 2015, 2014 and 2013, are presented below:

	Year ended December 31,
	2015	2014	2013

Revenues	$-	$-	$67,865

Cost of revenues	-	-	54,996

Gross profit	-	-	12,869

Operating costs and expenses:
Selling and marketing	-	-	7,753
General and administrative	-	-	11,758

Total operating expenses	-	-	19,511

Operating loss	-	-	(6,642)
Loss from disposal of subsidiary	(200)	(795)	(1,385)
Financial income (expenses), net	-	-	(255)

Loss before taxes on income	(200)	(795)	(8,282)

Taxes on income	-	-	38

Loss	$(200)	$(795)	$(8,320)

e.
The Company depends on a major supplier to supply certain components and services for the production of its products or providing services. If this supplier fails to deliver or delays the delivery of the necessary components or services, the Company will be required to seek alternative sources of supply. A change in suppliers could result in manufacturing delays or services delays which could cause a possible loss of sales and, or, additional incremental costs and, consequently, could adversely affect the Company's results of operations and financial position.